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                                                                    EXHIBIT 23.1

                              [KPMG LLP Letterhead]


                          INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
Natural Alternatives International, Inc.

We consent to the use of our report incorporated herein by reference in the registration statement on Form S-8 of Natural Alternatives International, Inc.



San Diego, California
March 20, 2000